$614,026,000 (Approximate)

GMAC RFC (GRAPHIC OMITTED)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EMX2

RASC Series 2005-EMX2 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

JUNE 15, 2005

GMAC RFC Securities (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor

RASC Series 2005-EMX2 Trust Home Equity Mortgage Asset-Backed Pass-Through Certificates

$614,026,000 (Approximate)

Subject to Revision
Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (Moody's / S&P)
A-1 (3)	$269,511,000	Floating	SEQ	1.00 / 1.00	1-22 / 1-22	May-2024	Aaa/AAA
A-2 (3)	77,956,000	Floating	SEQ	2.00 / 2.00	22-27 / 22-27	Feb-2028	Aaa/AAA
A-3 (3) (4)	118,191,000	Floating	SEQ	3.55 / 3.55	27-76 / 27-76	Sep-2033	Aaa/AAA
A-4 (3) (4)	35,066,000	Floating	SEQ	6.32 / 8.93	76-76 / 76-177	Jun-2035	Aaa/AAA
M-1 (3) (4) (5)	23,431,000	Floating	MEZ	4.74 / 5.22	46-76 / 46-149	Jun-2035	Aa1/AA+
M-2 (3) (4) (5)	21,184,000	Floating	MEZ	4.59 / 5.06	43-76 / 43-142	Jun-2035	Aa2/AA
M-3 (3) (4) (5)	12,839,000	Floating	MEZ	4.51 / 4.96	42-76 / 42-136	Jun-2035	Aa3/AA
M-4 (3) (4) (5)	11,234,000	Floating	MEZ	4.47 / 4.90	41-76 / 41-131	Jun-2035	A1/AA-
M-5 (3) (4) (5)	10,592,000	Floating	MEZ	4.44 / 4.85	40-76 / 40-126	Jun-2035	A2/A+
M-6 (3) (4) (5)	9,950,000	Floating	MEZ	4.42 / 4.81	39-76 / 39-121	Jun-2035	A3/A
M-7 (3) (4) (5)	9,308,000	Floating	MEZ	4.39 / 4.75	39-76 39-115	Jun-2035	Baa1/BBB+
M-8 (3) (4) (5)	8,345,000	Floating	MEZ	4.37 / 4.69	38-76 38-108	Jun-2035	Baa2/BBB
M-9 (3) (4) (5)	6,419,000	Floating	MEZ	4.36 / 4.62	38-76 38-101	Jun-2035	Baa3/BBB-
Total Offered Certificates	$614,026,000
B-1 (3) (4) (5) (6)	$6,419,000	Floating	SUB	Not Offered			Ba1/BB+
Total Certificates	$620,445,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A, Class M and Class B Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-3 and Class A-4 Certificates will double and the margin on the Class M and Class B Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.
  The Class M and Class B Certificates are not expected to receive principal payments prior to the Stepdown Date.
  Not offered hereby, but will be offered via a Private Placement Memorandum.

Issuer: RASC Series 2005-EMX2 Trust.

Certificates: The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (the "Class A Certificates").

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (the "Class M Certificates").

The Class A Certificates and the Class M Certificates will be offered via the Prospectus (the "Offered Certificates").

The Class B-1 Certificates will be offered via a Private Placement Memorandum, (The "Class B Certificates").

Joint Lead Underwriters: Residential Funding Securities Corporation and Banc of America Securities LLC.

Swap Counterparty: [tbd]

Depositor: Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation.

Trustee: U.S. Bank National Association

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")

Primary Servicer: Primary servicing will be provided by Mortgage Lenders Network USA, Inc.

Cut-off Date: June 1, 2005.

Settlement Date: On or about June 29, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on July 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A Certificates, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-9 Certificates and the Class B-1 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: None of the Certificates are expected to be ERISA eligible.

Legal Investments: The Certificates will not, be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Tax Status: One or more REMIC elections.

Mortgage Loans: The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first and junior liens on mortgaged properties. Approximately 18.72% of the Mortgage Loans provide for an initial interest only period of up to five years. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $[641,955,014] as of the Cut-off Date.

Origination and Servicing: Mortgage Lenders Network USA, Inc. originated all of the Mortgage Loans.  Mortgage Lenders Network USA, Inc. originates loans through a nationwide network of retail production branches, independent mortgage brokers approved by Mortgage Lenders Network USA, Inc. and also through its correspondent lending division. The executive offices of Mortgage Lenders Network USA, Inc. are located in Middletown, Connecticut.

Residential Funding acquired all of the mortgage loans from Emax Financial Group, LLC. Emax Financial Group, LLC, is a mortgage banking company engaged in the mortgage banking business, which consists of acquisition and sale of residential mortgage loans secured primarily by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights.

Primary servicing will be provided by Mortgage Lenders Network USA, Inc.  Mortgage Lenders Network USA, Inc. is an approved Fannie Mae and Freddie Mac servicer.

Prepayment Assumptions: Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter). Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then outstanding principal balance of the adjustable-rate mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 28/11% per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Optional Call: If the aggregate principal balance of the Mortgage Loans falls below 10% of the aggregate principal balance of the mortgage loans as of the Cut-off Date (the "Optional Call Date"), RFC or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Basis Risk Shortfall: With respect to the Class A, Class M and Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the least of (a) One-Month LIBOR plus the related Margin (b) the weighted average maximum net mortgage rate and (c) 14.00% per annum, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior distribution dates, plus interest thereon to the extent not previously paid from Excess Cash Flows, at a rate equal to the least of (a) One-Month LIBOR plus the related Margin (b) the weighted average maximum net mortgage rate and (c) 14.00% per annum.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered

Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates.

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Class M Certificates will include the subordination of the Class B Certificates and each class of Class M Certificates with a lower payment priority.

Expected Credit Support Percentage:

Class	Expected rating (Moody's / S&P)	Initial Credit Support	After Step-Down Support

Class A	Aaa/AAA	22.00%	44.00%
Class M-1	Aa1/AA+	18.35%	36.70%
Class M-2	Aa2/AA	15.05%	30.10%
Class M-3	Aa3/AA	13.05%	26.10%
Class M-4	A1/AA-	11.30%	22.60%
Class M-5	A2/A+	9.65%	19.30%
Class M-6	A3/A	8.10%	16.20%
Class M-7	Baa1/BBB+	6.65%	13.30%
Class M-8	Baa2/BBB	5.35%	10.70%
Class M-9	Baa3/BBB-	4.35%	8.70%
Class B-1	Ba1/BB+	3.35%	6.70%

For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the initial Overcollateralization Amount.

Subordination

Percentage: As to any class of Class A, Class M or Class B Certificates, the respective approximate percentage set forth below:

Class	Expected rating (Moody's / S&P)	Subordination %

Class A	Aaa/AAA	56.00%
Class M-1	Aa1/AA+	63.30%
Class M-2	Aa2/AA	69.90%
Class M-3	Aa3/AA	73.90%
Class M-4	A1/AA-	77.40%
Class M-5	A2/A+	80.70%
Class M-6	A3/A	83.80%
Class M-7	Baa1/BBB+	86.70%
Class M-8	Baa2/BBB	89.30%
Class M-9	Baa3/BBB-	91.30%
Class B-1	Ba1/BB+	93.30%

B. Overcollateralization ("OC")

      Excess Spread

      Initially equal to approximately [304] bps per annum.

      Swap Agreement

Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

Excess Cash Flow Distributions: On any distribution date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

    To pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described herein), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

    as part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

    to pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

    to pay the holders of Class A, Class M and Class B Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that distribution date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date;

    to pay to the holders of the Class A, Class M and Class B Certificates, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

    to pay to the holders of the Class A Certificates, pro rata, the Class M Certificates, in order of priority and then the Class B Certificates, the amount of any Basis Risk Shortfall remaining unpaid as of that distribution date;

    to pay to the holders of the Class A, Class M and Class B Certificates, the amount of any Relief Act Shortfalls allocated thereto for that distribution date, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that distribution date;

    to pay to the holders of the Class A Certificates, pro rata, to the Class M Certificates, in order of priority and then to the Class B Certificates, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

    to the Swap Counterparty, any Swap Termination Payment triggered by a Swap Provider Trigger Event; and

    to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (1), (3), (4), (5), (6), (7) and (8) shall be made to the extent not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: Class A Pass-Through Rates:

  On each Distribution Date, the Class A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-3 and Class A-4, One-Month LIBOR plus 2 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Class M Pass-Through Rates:

  On each Distribution Date, the Pass-Through Rate on the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Class B Pass-Through Rates:

  On each Distribution Date, the Pass-Through Rate on the Class B Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (b) the amounts paid to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A, Class M or Class B Certificates is limited to the Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a max of the lesser of (i) the weighted average maximum net mortgage rate and (ii) a maximum of 14.00% per annum (the "Basis Risk Shortfall Carry-Forward Amount"). The payments from the Swap Agreement will be available to cover any shortfalls on the Class A, Class M and Class B Certificates resulting from the application of the Net WAC Cap Rate.

Weighted Average

Monthly Fees: Master servicing fee and subservicing fee are approximately 0.55% per annum.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus the Weighted Average Monthly Fees.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A, Class M and Class B Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization

Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to 3.35% of the aggregate principal balance of the Mortgage Loans, as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.70% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization

Floor: 0.50% of the aggregate principal balance of the Mortgage Loans, as of the Cut-off Date.

Stepdown Date: The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in July 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 44.00%.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess

Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the principal remittance amount and (b) any Overcollateralization Reduction Amount. Excess Cash Flow may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) [2.44] and (b) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in July 2007 the cumulative realized losses on the Mortgage Loans as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:
Loss Trigger
Months 25-36	[1.50]% in the first month plus an additional 1/12th of [1.90]% for every month thereafter
Months 37-48	[3.40]% in the first month plus an additional 1/12th of [2.00]% for every month thereafter
Months 49-60	[5.40]% in the first month plus an additional 1/12th of [1.60]% for every month thereafter
Months 61-72	[7.00]% in the first month plus an additional 1/12th of [1.00]% for every month thereafter
Months 73 and thereafter	8.00%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of the mortgage loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Class B Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Principal

Remittance Amount: For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal

Distribution Amount: For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (x) the Principal Remittance Amount for the Mortgage Loans, (y) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A, Class Mor Class B Certificates that remain unreimbursed on that Distribution Date and (z) the Excess Cash Flow to the extent distributable as principal to (i) cover realized losses on the Mortgage Loans and (ii) to reach the Required Overcollateralization Amount less any Overcollateralization Reduction Amounts, certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement and any net swap payments or Swap Termination Payment that are not due to a Swap Provider Trigger Event and that are owed to the swap counterparty to the extent not previously paid from interest or principal collections on the mortgage loans.

.

Class A Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the Overcollateralization Floor.

Interest and Principal

Distributions: Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Weighted Average Monthly) in the following order of priority:

    To the Class A Certificates, pro rata;

    To the Class M-1 Certificates;

    To the Class M-2 Certificates;

    To the Class M-3 Certificates;

    To the Class M-4 Certificates;

    To the Class M-5 Certificates;

    To the Class M-6 Certificates;

    To the Class M-7 Certificates;

    To the Class M-8 Certificates;

    To the Class M-9 Certificates; and

    To the Class B-1 Certificates;

The Principal Distribution Amount will be distributed as follows:

    To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2 ,Class A-3 Certificates and Class A-4 Certificates in that order, until the certificate principal balances thereof have been reduced to zero;

    To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

    To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

    To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

    To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

    To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

    To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

    To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

    To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

    To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero; and

    To Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the certificate principal balance of the Class B-1 Certificates is reduced to zero.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Swap Agreement: On the Closing Date, the Trustee will enter into a Swap Agreement with [ ] (the "Swap Counterparty") for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $620,445,000. Under the Swap Agreement, on each Distribution Date (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [3.99]% per annum on a notional amount equal to the lesser of (a) the related swap notional amount set forth in the schedule below and (b) the aggregate principal balance of the Class A, Class M and Class B Certificates at the beginning of the related swap accrual period (such lesser amount, the "Notional Balance") and (ii) the trust will be entitled to receive from the Swap Counterparty an amount equal to One-Month LIBOR on the Notional Balance in each case as accrued during the related swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown in the schedule included herein is the aggregate swap notional amount schedule, which generally has been derived by adding the aggregate mortgage loan collateral, a notional balance corresponding to 1.5x the respective pricing speeds of the fixed and adjustable mortgage loans and subtracting the Required Overcollateralization Amount.

Swap Agreement Notional Balance Schedule

[Subject to Change]

Period	Notional Balance ($)	Period	Notional Balance ($)
1	$620,445,000.00	21	280,875,871.34
2	613,098,414.80	22	269,268,791.63
3	591,008,202.61	23	258,142,133.67
4	569,232,863.48	24	247,465,478.17
5	547,746,512.06	25	237,220,577.42
6	526,529,425.84	26	227,389,925.77
7	505,568,076.83	27	217,956,729.39
8	484,855,103.70	28	208,904,877.22
9	464,981,936.76	29	200,218,913.15
10	445,914,659.56	30	191,884,009.30
11	427,619,999.57	31	183,885,940.43
12	410,067,061.47	32	176,211,059.35
13	393,225,689.59	33	168,846,299.08
14	377,066,957.80	34	161,778,111.89
15	361,563,119.30	35	154,996,872.81
16	346,687,558.34	36	148,489,509.87
17	332,414,744.01	37	142,244,934.59
18	318,720,185.91	38	139,462,283.76
19	305,580,391.59	39	133,711,800.85
20	292,972,825.79	40	128,193,468.83

Swap Account: Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

    to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

    to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority; prior to any distribution from any available funds:

    As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

    to pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

    to pay the holders of Class A, Class M and Class B Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that distribution date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date;

    to pay to the holders of the Class A, Class M and Class B Certificates, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

    to pay, first to the holder of the Class A Certificates, on a pro rata basis, any Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Distribution Date second, to the Class M Certificates, in order of priority, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date and third, to the Class B Certificates, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date;

    to pay to the holders of the Class A, Class M and Class B Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that distribution date;

    to pay the holders of the Class A Certificates, pro rata, to the Class M Certificates, in order of priority, and then to the Class B Certificates, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

    to pay to the holders of the Class SB Certificates the excess if any, of the sum of the remaining Swap Account balance and the then current Overcollateralization Amount over the Required Overcollateralization Amount for that distribution date.

Net WAC Cap Schedule [Subject to Change]

Period	Net WAC Rate % (1)	Effective Rate % (1,2)	Period	Net WAC Rate % (1)	Effective Rate % (1,2)
1	7.65	23.66	39	9.60	20.79
2	6.42	22.50	40	10.26	21.25
3	6.42	22.10	41	10.19	10.19
4	6.63	21.81	42	10.52	10.52
5	6.42	21.38	43	10.16	10.16
6	6.63	21.17	44	10.15	10.15
7	6.42	20.79	45	11.23	11.23
8	6.42	20.54	46	10.18	10.18
9	7.11	20.65	47	10.51	10.51
10	6.42	20.14	48	10.16	10.16
11	6.64	20.08	49	10.48	10.48
12	6.42	19.81	50	10.13	10.13
13	6.64	19.76	51	10.12	10.12
14	6.43	19.49	52	10.49	10.49
15	6.43	19.33	53	10.14	10.14
16	6.65	19.29	54	10.47	10.47
17	6.43	19.03	55	10.12	10.12
18	6.65	18.99	56	10.10	10.10
19	6.44	18.73	57	11.17	11.17
20	6.44	18.58	58	10.07	10.07
21	7.13	18.97	59	10.39	10.39
22	7.44	19.70	60	10.05	10.05
23	8.62	20.89	61	10.37	10.37
24	8.33	20.81	62	10.02	10.02
25	8.60	21.09	63	10.00	10.00
26	8.32	20.89	64	10.32	10.32
27	8.31	20.79	65	9.97	9.97
28	8.91	21.20	66	10.29	10.29
29	8.90	21.20	67	9.95	9.95
30	9.19	21.29	68	9.93	9.93
31	8.89	20.99	69	10.98	10.98
32	8.89	20.90	70	9.90	9.90
33	9.51	21.23	71	10.22	10.22
34	9.35	21.18	72	9.87	9.87
35	9.95	21.59	73	10.19	10.19
36	9.62	21.26	74	9.84	9.84
37	9.93	21.39	75	9.83	9.83
38	9.60	20.93	76	10.14	10.14

Notes:

(1) Assumes all index values remain constant at 20.00%.

(2) The effective available funds cap rate (the "Effective Rate") is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment, if any, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Class A Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	11.94	1.68	1.23	1.00	0.84	0.73
Principal Window	1 - 227	1 - 39	1 - 27	1 - 22	1 - 19	1 - 16
Principal Window Months	227	39	27	22	19	16
Class A-2
Avg. Life (yrs)	20.65	3.94	2.62	2.00	1.72	1.49
Principal Window	227 - 272	39 - 59	27 - 40	22 - 27	19 - 23	16 - 20
Principal Window Months	46	21	14	6	5	5
Class A-3
Avg. Life (yrs)	25.67	7.94	5.34	3.55	2.26	1.90
Principal Window	272 - 339	59 - 151	40 - 103	27 - 76	23 - 34	20 - 27
Principal Window Months	68	93	64	50	12	8
Class A-4
Avg. Life (yrs)	28.24	12.57	8.57	6.32	3.80	2.39
Principal Window	339 - 339	151 - 151	103 - 103	76 - 76	34 - 59	27 - 31
Principal Window Months	1	1	1	1	26	5

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	11.94	1.68	1.23	1.00	0.84	0.73
Principal Window	1 - 227	1 - 39	1 - 27	1 - 22	1 - 19	1 - 16
Principal Window Months	227	39	27	22	19	16
Class A-2
Avg. Life (yrs)	20.65	3.94	2.62	2.00	1.72	1.49
Principal Window	227 - 272	39 - 59	27 - 40	22 - 27	19 - 23	16 - 20
Principal Window Months	46	21	14	6	5	5
Class A-3
Avg. Life (yrs)	25.67	7.94	5.34	3.55	2.26	1.90
Principal Window	272 - 339	59 - 153	40 - 104	27 - 76	23 - 34	20 - 27
Principal Window Months	68	95	65	50	12	8
Class A-4
Avg. Life (yrs)	29.04	16.68	11.88	8.93	5.43	2.39
Principal Window	339 - 357	153 - 296	104 - 223	76 - 177	34 - 140	27 - 31
Principal Window Months	19	144	120	102	107	5

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	25.61	8.34	5.66	4.74	4.91	3.72
Principal Window	253 - 339	49 - 151	39 - 103	46 - 76	59 - 59	31 - 47
Principal Window Months	87	103	65	31	1	17
Class M-2
Avg. Life (yrs)	25.61	8.34	5.65	4.59	4.64	3.91
Principal Window	253 - 339	49 - 151	38 - 103	43 - 76	51 - 59	47 - 47
Principal Window Months	87	103	66	34	9	1
Class M-3
Avg. Life (yrs)	25.61	8.34	5.65	4.51	4.30	3.83
Principal Window	253 - 339	49 - 151	38 - 103	42 - 76	48 - 59	44 - 47
Principal Window Months	87	103	66	35	12	4
Class M-4
Avg. Life (yrs)	25.61	8.34	5.65	4.47	4.13	3.61
Principal Window	253 - 339	49 - 151	38 - 103	41 - 76	45 - 59	41 - 47
Principal Window Months	87	103	66	36	15	7
Class M-5
Avg. Life (yrs)	25.61	8.34	5.65	4.44	4.02	3.46
Principal Window	253 - 339	49 - 151	37 - 103	40 - 76	44 - 59	39 - 47
Principal Window Months	87	103	67	37	16	9
Class M-6
Avg. Life (yrs)	25.61	8.34	5.64	4.42	3.92	3.35
Principal Window	253 - 339	49 - 151	37 - 103	39 - 76	42 - 59	37 - 47
Principal Window Months	87	103	67	38	18	11
Class M-7
Avg. Life (yrs)	25.61	8.34	5.64	4.39	3.86	3.26
Principal Window	253 - 339	49 - 151	37 - 103	39 - 76	41 - 59	36 - 47
Principal Window Months	87	103	67	38	19	12
Class M-8
Avg. Life (yrs)	25.61	8.34	5.64	4.37	3.80	3.19
Principal Window	253 - 339	49 - 151	37 - 103	38 - 76	40 - 59	35 - 47
Principal Window Months	87	103	67	39	20	13
Class M-9
Avg. Life (yrs)	25.61	8.34	5.64	4.36	3.76	3.15
Principal Window	253 - 339	49 - 151	37 - 103	38 - 76	39 - 59	34 - 47
Principal Window Months	87	103	67	39	21	14

Class M Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	25.77	9.10	6.27	5.22	5.91	6.07
Principal Window	253 - 356	49 - 263	39 - 189	46 - 149	60 - 117	31 - 113
Principal Window Months	104	215	151	104	58	83
Class M-2
Avg. Life (yrs)	25.77	9.08	6.25	5.06	5.01	4.67
Principal Window	253 - 355	49 - 255	38 - 182	43 - 142	51 - 112	48 - 90
Principal Window Months	103	207	145	100	62	43
Class M-3
Avg. Life (yrs)	25.77	9.06	6.24	4.96	4.65	4.12
Principal Window	253 - 355	49 - 245	38 - 177	42 - 136	48 - 106	44 - 85
Principal Window Months	103	197	140	95	59	42
Class M-4
Avg. Life (yrs)	25.77	9.04	6.22	4.90	4.47	3.88
Principal Window	253 - 354	49 - 238	38 - 175	41 - 131	45 - 102	41 - 82
Principal Window Months	102	190	138	91	58	42
Class M-5
Avg. Life (yrs)	25.76	9.01	6.19	4.85	4.34	3.72
Principal Window	253 - 354	49 - 230	37 - 168	40 - 126	44 - 98	39 - 79
Principal Window Months	102	182	132	87	55	41
Class M-6
Avg. Life (yrs)	25.76	8.97	6.16	4.81	4.22	3.59
Principal Window	253 - 353	49 - 222	37 - 162	39 - 121	42 - 94	37 - 75
Principal Window Months	101	174	126	83	53	39
Class M-7
Avg. Life (yrs)	25.75	8.92	6.12	4.75	4.13	3.48
Principal Window	253 - 352	49 - 212	37 - 154	39 - 115	41 - 89	36 - 71
Principal Window Months	100	164	118	77	49	36
Class M-8
Avg. Life (yrs)	25.75	8.84	6.06	4.69	4.04	3.39
Principal Window	253 - 351	49 - 201	37 - 145	38 - 108	40 - 84	35 - 67
Principal Window Months	99	153	109	71	45	33
Class M-9
Avg. Life (yrs)	25.73	8.75	5.99	4.62	3.96	3.31
Principal Window	253 - 349	49 - 189	37 - 136	38 - 101	39 - 78	34 - 62
Principal Window Months	97	141	100	64	40	29